Exhibit 10.1

AMENDED AND RESTATED
CONVERTIBLE SECURED NOTE AND WARRANT PURCHASE AGREEMENT

This AMENDED AND RESTATED CONVERTIBLE SECURED NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is entered into as of December 30, 2013, by and between Rockdale Resources Corporation, a Colorado corporation (the “Company”), and Rick Wilber (the “Investor”).

BACKGROUND

The Company and the Investor have previously executed that certain Convertible Note and Warrant Purchase Agreement dated as of September 30, 2013 (the “Existing NPA”).

The parties have agreed to amend, modify, and restate the Existing NPA upon the terms and conditions hereinafter set forth.

Pursuant to this Agreement, the Company desires to issue and sell to the Investor and the Investor desires to purchase from the Company an amended and restated convertible secured promissory note in substantially the form attached to this Agreement as Exhibit A (the “Note”), which shall be convertible into common stock of the Company, par value $0.001 per share (“Common Stock”), on the terms and subject to the conditions stated therein, and an amended and restated warrant, in substantially the form attached to this Agreement as Exhibit B (the “Warrant”) to purchase Common Stock on the terms and subject to the conditions stated therein.  The Note, the Warrant, and the Common Stock issuable upon conversion or exercise thereof are collectively referred to herein as the “Securities.”  This Agreement, the Note, the Warrant, and the Deed of Trust (as defined herein) are collectively referred to herein as the “Transaction Documents.”

OPERATIVE TERMS

The parties to this Agreement agree as follows:

1. Purchase and Sale of Securities.

(a) Purchase and Sale of Securities.  Upon the terms and subject to the conditions of this Agreement, at the Closing, the Investor shall purchase and the Company shall sell and issue to the Investor, for an aggregate purchase price of $200,000.00, (i) the Note in the original principal amount of $200,000.00, and (ii) the Warrant to purchase 570,000 shares of Common Stock.  The indebtedness evidenced by the Note shall be secured by certain of the Company’s assets in accordance with the provisions of a deed of trust to be executed by the Company for the benefit of the Investor in substantially the form attached to this Agreement as Exhibit C (the “Deed of Trust”).

(b) Closing.  The purchase and sale of the Note and Warrant shall take place remotely via the exchange of documents and signatures, at 10:00 a.m., on December 30, 2013, or at such other time and place as the Company and the Investor mutually agree, orally or in writing (the “Closing”).

(c) Delivery.  At the Closing, the Company shall deliver to the Investor the Note and the Warrant against payment of $100,000 by the Investor by wire transfer of immediately available funds.  On September 30, 2013, the Investor paid $100,000 toward the purchase price of the Note.

2. Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investor as of the Closing that:

(a) Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to own, lease and operate the assets used in its business, to carry on its business as now conducted, to enter into this Agreement and the other Transaction Documents, to issue and sell the Note and Warrant and to perform its other obligations hereunder and thereunder.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b) Authorization.  All corporate action (including all action required of its Board of Directors, officers and stockholders) necessary for the authorization, execution and delivery of this Agreement and the other Transaction Documents and the performance of all obligations of the Company hereunder and thereunder and its consummation of the transactions contemplated hereby and thereby has been taken or will be taken prior to the Closing. Each of the Transaction Documents, when executed and delivered by the Company, constitutes or will constitute (when executed and delivered) valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) Offering.  Subject to the accuracy of the Investor’s representations set forth in Section 3 hereof,  the offer, sale, and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws.

3. Representations and Warranties of the Investor.  The Investor hereby represents and warrants to the Company as of the Closing that:

(a) Authorization.  The Investor has full power and authority to enter into this Agreement.  Each of the Transaction Documents, when executed and delivered by the Investor, constitutes or will constitute (when executed and delivered) valid and legally binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b) Purchase Entirely for Own Account.  The Securities to be acquired by the Investor will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing any Securities.

(c) Restricted Securities.  The Investor understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein.  The Investor understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  The Investor acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Investor’s control.

(d) Legends.  The Investor understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear legends substantially as set forth in clause (i) below and such other legends as are described in clause (ii) below.

(i) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED PURSUANT TO AN EXEMPTION UNDER SUCH ACT AND SECURITIES LAWS.”

(ii) Such legends as may be authorized or required by any agreements pursuant to which Securities (other than the Note and Warrant) are issued and sold.

(e) Accredited Investor; Investment Matters.  The Investor is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.  The Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities, and is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Securities acquired by it hereunder.  The Investor has been given the opportunity to ask questions of, and receive answers from, the Company regarding the Company, the terms and conditions of the Securities and related matters, and has been furnished with the information it deems necessary or desirable to evaluate the merits and risks of its acquisition of the Securities.

(f) Nationality; Residence.  The Investor is a citizen of the United States of America and a resident of the State of Florida.

(g) General Solicitation.  The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4. Securities Law Transfer Restrictions. The Investor shall not sell, assign, pledge, transfer or otherwise dispose of or encumber any of the Securities being purchased by it hereunder, except (i) pursuant to an effective registration statement under the Securities Act, or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by the Investor of an opinion of counsel satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws.  The Investor acknowledges and agrees that the Company is neither obligated, nor has the present intention, to register the Securities for resale pursuant to a registration statement filed with the Commission.  Further, the Company is not obligated to take any action for the specific purpose of enabling the Investor to sell the Securities without registration under the Securities Act in reliance on the exemptions provide by Rule 144.  Any transfer or purported transfer of the Securities in violation of this Agreement shall be voidable by the Company.  The Company shall not register any transfer of the Securities in violation of this Agreement.  The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Agreement.

5. Conditions of the Investor’s Obligations at Closing.  The obligations of the Investor at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by the Investor:

(a) Representations and Warranties.  The representations and warranties of the Company contained in Section 2 shall be true and correct, in all material respects, as of the Closing.

(b) Legal Requirements.

(i) All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required to be obtained prior to the Closing in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

(ii) Additionally, the sale and issuance by the Company, and the purchase by the Investor, of the Note and Warrant shall otherwise be legally permitted by all laws and regulations to which the Investor and the Company are subject.

(c) Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in form and substance to the Investor.

(d) Note and Warrant.  The Company shall have executed and delivered to the Investor the Note and the Warrant.

(e) Deed of Trust.  The Company shall have executed and delivered to the Investor the Deed of Trust.

6. Conditions of the Company’s Obligations at Closing.  The obligations of the Company at Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by the Company:

(a) Representations and Warranties.  The representations and warranties of the Investor contained in Section 3 shall be true and correct, in all material respects, as of the Closing.

(b) Legal Requirements.

(i) All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required to be obtained prior to the Closing in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

(ii) Additionally, the sale and issuance by the Company, and the purchase by the Investor, of the Note and Warrant shall otherwise be legally permitted by all laws and regulations to which the Investor and the Company are subject.

(c) Purchase Price.  The Investor shall have delivered to the Company $100,000.00.

7. Additional Provisions.

(a) Assignment; Parties in Interest.  This Agreement and the rights hereunder are not assignable unless such assignment is consented to in writing by both the Company and the Investor.  This Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors or permitted assigns.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b) Governing Law; Venue.  This Agreement, and all related matters, whether in contracts or tort, in law or in equity, or otherwise, shall be governed by the laws of the State of Texas, without regard to choice of law or conflict of law principles that direct the application of the laws of a different state.  All disputes and controversies arising out of or in connection with this Agreement shall be resolved exclusively by the state and federal courts located in Travis County, Texas, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

(c) Counterparts; Signatures.  This Agreement may be executed in one or more counterpart signature pages, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement, which shall be binding upon all of the parties hereto notwithstanding the fact that all parties are not signatory to the same counterpart.  The exchange of copies of this Agreement and of signature pages by facsimile transmission, by electronic mail in pdf form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

(d) Interpretation.  When a reference is made to a Section or Exhibit, such reference shall be to a Section or Exhibit of or to this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless the context requires otherwise, words using the singular or plural number also include the plural or singular number, respectively, and the use of any gender herein shall be deemed to include the other genders.  References to “dollars” or “$” are to U.S. dollars.  The terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement.  This Agreement was prepared jointly by the parties hereto and no rule that it be construed against the drafter will have any application in its construction or interpretation.  The headings contained in this Agreement are inserted for convenience only and shall not be considered in interpreting or construing any of the provisions contained in this Agreement.

(e) Notices.  All notices, requests, demands and other communications under this Agreement and the other Transaction Documents shall be in writing and shall be deemed to have been duly given (i) if delivered personally or actually received, as of the date received, (ii) if delivered by certified mail, return receipt requested, seven (7) Business Days after being mailed, or (iii) if delivered by a nationally recognized overnight delivery service, one (1) Business Day after being deposited (with all fees prepaid) with such delivery service for next Business Day delivery, to such party at its address set forth below (or such other address as it may from time to time designate in writing to the other parties hereto):

If to the Company, to:

Rockdale Resources Corporation
5114 Balcones Woods Drive, Suite 307-511
Austin, Texas 78759
Attn: Chief Executive Officer
Phone: (512) 537-2257
Fax: (512) 697-8466

with courtesy copies to (which shall not constitute notice):

Winstead PC
401 Congress Avenue, Suite 2100
Austin, Texas 78701
Attn: Alex R. Allemann
Phone: (512) 370-2804
Fax: (512) 370-2850

If to the Investor, to:

Rick Wilber
10360 Kestrel Street
Plantation, Florida 33324
Phone: (954) 465-6769
Fax: (954) 474-8115

“Business Day” means any day other than a Saturday, Sunday or other day on which banks are required or permitted to be closed in Austin, Texas.

(f) Finder’s Fee.  Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction.  The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor is responsible.  The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(g) Amendments and Waivers.  Any term of this Agreement may be amended or waived only with the written consent of the Company and the Investor.  Any amendment or waiver effected in accordance with this Section 7(g) shall be binding upon the Investor, each transferee of the Securities, and each future holder of all such Securities, regardless of whether he, she or it has given its written consent.

(h) Severability.  If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof or such provision to any other person or circumstance or in any other jurisdiction.

(i) Entire Agreement.  This Agreement (including the exhibits and schedules hereto) and the other Transaction Documents constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties with respect to such subject matter.

(j) WAIVER OF JURY TRIAL.  THE COMPANY AND THE INVESTOR EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(k) Amendment and Restatement.  This Agreement amends and restates in its entirety the Existing NPA.  The execution of this Agreement and the Transaction Documents executed in connection herewith does not extinguish the obligations, indebtedness and liabilities outstanding in connection with the Existing NPA nor does it constitute a novation with respect to such obligations, indebtedness and liabilities.

(Signature Page Follows)

The parties hereto have executed this Amended and Restated Convertible Secured Note and Warrant Purchase Agreement as of the date first set forth above.

COMPANY:

ROCKDALE RESOURCES CORPORATION

By: /s/ Marc Spezialy
Name: Marc Spezialy
Title: Chief Executive Officer

INVESTOR

/s/ Rick Wilber
Rick Wilber

EXHIBIT A

FORM OF NOTE

EXHIBIT B

FORM OF WARRANT

EXHIBIT C

FORM OF DEED OF TRUST